Revenue	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Revenue [Text Block]
7.	Revenue

The Company sold all gold produced from January 1, 2018 to July 31, 2018, the period during which the Company controlled the AGM, under an Offtake Agreement with Red Kite (refer to note 22 for further details on revenue earned by the AGM for the twelve months ended December 31, 2018). During this period, the Company sold 125,687 ounces of gold (year ended December 31, 2017 – 206,079 ounces).

During the period January 1, 2018 to July 31, 2018, revenue included $0.5 million relating to by-product silver sales (year ended December 31, 2017 – $0.7 million).

The following table provides information about receivables from contracts with customers at January 1, 2018 and December 31, 2018:

	Year ended December 31,
	2018	2017
Balance, beginning of year	1,249	616
Revenue recognized	161,918	256,203
Payments collected	(156,880)	(255,570)
Derecognized on closing of JV Transaction	(6,287)	-
Balance, end of year	-	1,249